Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:   c/o GLG Partners LP
           1 Curzon Street
           London W1J 5HB
           United Kingdom

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: ZBB Energy Corporation (ZBB)

DATE OF EVENT REQUIRING STATEMENT: August 13, 2007

SIGNATURE:

                       By:  /s/ Emmanuel Roman
                          ---------------------------
                       Name:  Emmanuel Roman
                       Title: Managing Director

                             Joint Filer Information

NAME: GLG Global Utilities Fund

ADDRESS:   c/o GLG Partners LP
           1 Curzon Street
           London W1J 5HB
           United Kingdom

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: ZBB Energy Corporation (ZBB)

DATE OF EVENT REQUIRING STATEMENT: August 13, 2007

SIGNATURE:


By: GLG Partners LP,
As its Investment Manager



By:    /s/ Emmanuel Roman
---------------------------
Name:  Emmanuel Roman
Title: Managing Director

By:  /s/ Timothy Kuschill
---------------------------
Name:  Timothy Kuschill
Title: Legal Counsel

                             Joint Filer Information

NAME: Emmanuel Roman, Noam Gottesman and Pierre Lagrange

ADDRESS:   c/o GLG Partners LP
           1 Curzon Street
           London W1J 5HB
           United Kingdom

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: ZBB Energy Corporation (ZBB)

DATE OF EVENT REQUIRING STATEMENT: August 13, 2007

SIGNATURE:        /s/ Emmanuel Roman
                  -------------------
                  EMMANUEL ROMAN, individually and on
                  behalf of Noam Gottesman and Pierre Lagrange

The Powers of Attorney executed by Noam Gottesman and Pierre Lagrange, authorizing Emmanuel Roman to sign and file this Form 4 on each person's behalf, which were filed with the Schedule 13G filed with the Securities and Exchange Commission on December 15, 2006 by such Reporting Persons with respect to the common stock of Movado Group, Inc., are hereby incorporated by reference.